Exhibit 10.94

GUARANTY

This Guaranty (“Guaranty”), dated as of January 20, 2022, is made by Precision Affiliated Holdings LLC, a Delaware limited liability company (the “Guarantor”), for the benefit of Fifth Third Bank, National Association (with its participants, successors and permitted assigns, “Lender”).

Lender and Precision Industries, Inc., a Pennsylvania corporation (“Borrower”) are parties to a Credit and Security Agreement of even date herewith (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) pursuant to which Lender may make advances and extend other financial accommodations to the Borrower.

As a condition to extending such credit to the Borrower, Lender has required the execution and delivery of this Guaranty.

ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.
Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.
2.
Obligations Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to Lender the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of the Obligations.
3.
Guarantor’s Representations and Warranties. The Guarantor represents and warrants to Lender that (a) the Guarantor is duly incorporated or organized as applicable and existing in good standing under the laws of the jurisdiction of its incorporation or organization, the Guarantor is duly qualified and in good standing in all states where the nature and extent of the business transacted by Guarantor or the ownership of Guarantor’s assets make such qualification necessary or, if Guarantor is not so qualified, Guarantor may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting Lender’s rights, and the Guarantor has full power and authority to make and deliver this Guaranty; (b) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its constituent documents or any agreement presently binding on it, except for conflicts with agreements, contracts or other documents which would not have a Material Adverse Effect; (c) this Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and is the legal, valid and binding obligation of Guarantor and is enforceable against Guarantor in accordance with its terms subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies; (d) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency and (e) neither the Guarantor nor any of its Subsidiaries is an “investment company”, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”), nor is subject to any regulation under the 1940 Act. The Guarantor represents and warrants to Lender that the Guarantor has a direct and substantial economic interest in the Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Obligations guarantied hereby, and that this Guaranty is given for a corporate purpose. Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.
4.
Unconditional Nature. No act or thing need occur to establish the Guarantor’s liability hereunder, and no act or thing, except full payment, performance, and discharge of all of the Obligations (other than contingent Obligations which expressly survive termination of this Agreement and for which no claim has been made), shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor’s liability hereunder. This is an absolute, unconditional and continuing guaranty of payment and performance of the Obligations and shall continue to be in force and be binding upon the Guarantor, until all of the Obligations are paid in full (other than contingent Obligations which expressly survive termination of this Agreement and for which no claim has been made), at which time, subject to Section 10, this Guaranty shall immediately and automatically terminate, without the consent of or action by any other Person.
5.
Dissolution or Insolvency of Guarantor. The dissolution or adjudication of bankruptcy of the Guarantor will not revoke this Guaranty, except upon actual receipt of written notice thereof by Lender and only prospectively, as to future transactions, as herein set forth. If the Guarantor dissolves or becomes insolvent (however defined), then Lender will have the right to declare immediately due and payable, and the Guarantor shall pay to Lender the full amount of all of the Obligations, whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Obligations, whether due and payable or unmatured, will be immediately due and payable without demand or notice thereof.
6.
Subrogation, etc. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty, unless and until Lender shall have received payment in full of all of the Obligations (other than contingent Obligations which expressly survive termination of this Agreement and for which no claim has been made). The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Obligations or from any property of any such person until all of the Obligations shall have been fully paid and discharged (other than contingent Obligations which expressly survive termination of this Agreement and for which no claim has been made).

7.
Enforcement Expenses. The Guarantor will pay or reimburse Lender for all costs, expenses and reasonable and documented outside attorneys’ fees paid or incurred by Lender in endeavoring to collect and enforce the Obligations and in enforcing this Guaranty.
8.
Lender’s Rights. Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed or ended and whether or not this Guaranty has been revoked, Lender may enter into transactions resulting in the creation or continuance of the Obligations and may otherwise agree, consent to or suffer the creation or continuance of any of the Obligations, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor’s liability shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (a) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Obligations; (b) one or more extensions or renewals of the Obligations (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Obligations or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Obligations or any part thereof arose; (c) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Obligations or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Obligations; (d) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Obligations; (e) any release, surrender, cancellation or other discharge of any evidence of the Obligations or the acceptance of any instrument in renewal or substitution therefor; (f) any failure to obtain collateral security (including rights of setoff) for the Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (g) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (h) any assignment, pledge or other transfer of any of the Obligations or any evidence thereof; (i) any manner, order or method of application of any payments or credits upon the Obligations; and (j) any election by Lender under Section 1111(b) of the United States Bankruptcy Code. Subject to Section 9, the Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.
9.
Waivers by Guarantor. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full of the Obligations. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Obligations, or any setoff available against Lender to the Borrower or any other such person. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. Except as expressly set forth herein, the Guarantor will not assert, plead or enforce against Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Obligations. Lender shall not be required first to resort for payment of the Obligations to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Obligations, before enforcing this Guaranty.
10.
If Payments Set Aside, etc. If any payment applied by Lender to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.
11.
Additional Obligations of Guarantor. The Guarantor’s liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Obligations or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. Guarantor hereby covenants and agrees to not engage in any business activities, hold any assets or incur any Indebtedness other than (a) acting as a holding company for Borrower and transactions incidental thereto, (b) entering into the Loan Documents, the Management Agreement and the Subordinated Debt Documents, (c) entering into the agreements related to and consummating the acquisition by the Guarantor of the Borrower, (d) receiving and distributing the dividends, distributions and payments permitted to be made to Holdings pursuant to Section 11.05 of the Credit Agreement, and (e) owning the Equity Interests of Borrower. Guarantor shall preserve, renew and keep in full force and effect its existence. Guarantor shall not merge or consolidate with or into any other Person or transfer the Equity Interests of Borrower to any Person.
12.
Financial Information. The Guarantor will deliver to Lender all financial information concerning the Guarantor (but excluding financial statements) as may be reasonably requested from time to time by Lender.
13.
No Duties Owed by Lender. The Guarantor acknowledges and agrees that Lender (a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the Guarantor for, and (c) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Obligations or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Obligations and until the Obligations is paid in full will independently and without reliance on Lender continue to make such determinations.

14.
Notices. All written notices and other written communications with respect to this Guaranty shall be sent by ordinary, certified or overnight mail, by email, or delivered in person, to the following addresses or email addresses:

Guarantor: Precision Affiliated Holdings LLC

99 Berry Road

Washington, PA 15301
Attn: Eric Althofer

With a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attn: Aaron S. Rothman, Esq.

Email: Aaron.Rothman@klgates.com

Lender: Fifth Third Bank, National Association

6111 N. River Road

Rosemont, IL 60018

Attn: Mr. Richard Sitz

Email: Richard.Sitz@53.com

With a copy to:

Thompson Coburn LLP

55 E. Monroe Street, 37th Floor

Chicago, Illinois 60603

Attn: Mr. Victor A. DesLaurier, Esq.

Email: vdeslaurier@thompsoncoburn.com

Guarantor agrees that notices and other communications to it hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by Lender and such electronic communication shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Guaranty. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

15.
Miscellaneous. This Guaranty shall be effective upon execution by all parties hereto, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Illinois. The Guarantor hereby (a) consents to the personal jurisdiction of the state and federal courts located in the State of Illinois, in connection with any controversy related to this Guaranty; (b) waives any argument that venue in any such forum is not convenient, (c) agrees that any litigation initiated by Lender or the Guarantor in connection with this Guaranty may be venued in either the state or federal courts located in the City of Chicago, Illinois; and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
16.
Waiver of Jury Trial. THE GUARANTOR AND THE LENDER EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

[Signature page to follow]

This Guaranty has been duly executed by the Guarantor as of the date set forth above.

Precision Affiliated Holdings LLC,

a Delaware limited liability company

By: ______________________________

Name: _____________________________

Title: ______________________________

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Acknowledged and Agreed:

Lender:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: ______________________

Name: ___________________

Title: ____________________

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